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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 29, 2002

               (Date of earliest event reported): January 14, 2002

                          NET2000 COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   000-29515                    51-0384995
        (Commission File No.)          (IRS Employer Identification No.)


                      c/o Piper Marbury Rudnick & Wolfe LLP
                          1775 Wiehle Avenue, Suite 400
                                Reston, VA 20190
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 773-4022


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On January 14, 2002, Net2000 Communications, Inc. ("Net2000") completed the sale of its assets, including all of its customer base and hard assets, except with respect to the customer base in Massachusetts, New York, New Jersey and Rhode Island, to Cavalier East, an affiliate of Richmond, Virginia-based Cavalier Telephone ("Cavalier").

        On January 21, 2002, Net2000 completed the sale of its customer base located in Massachusetts, New York, New Jersey and Rhode Island to Cavalier.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Not applicable.

        (b)    PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

               Not applicable.

        (c)    EXHIBITS

               Not applicable.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NET2000 COMMUNICATIONS, INC.



Date: January 29, 2002                        By:   /s/ Lee Weiner
                                                  ------------------
                                                     Lee Weiner
                                                     General Counsel